UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Latin America Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 11/30/07

Date of reporting period: 12/01/06 - 05/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Latin America                                                BLACKROCK
Fund, Inc.

SEMI-ANNUAL REPORT
MAY 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Latin America Fund, Inc.

Portfolio Information as of May 31, 2007

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce
  (Preference 'A' Shares) ........................................      12.6%
America Movil, SA de CV ..........................................      10.3
Petroleo Brasileiro SA ...........................................       8.0
Banco Bradesco SA ................................................       7.8
Usinas Siderurgicas de Minas Gerais SA
  (Preference 'A' Shares) ........................................       4.5
Cia de Bebidas das Americas
  (Preference Shares) ............................................       3.7
Grupo Televisa, SA ...............................................       3.6
Cemex, SA de CV ..................................................       3.1
Tenaris SA .......................................................       2.5
Wal-Mart de Mexico, SA de CV .....................................       2.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Metals & Mining ..................................................      20.7%
Banks ............................................................      12.6
Wireless Telecommunication Services ..............................      10.3
Oil & Gas ........................................................       8.0
Beverages ........................................................       4.9
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
Geographic Allocation                                                Investments
--------------------------------------------------------------------------------
Brazil ...........................................................      55.3%
Mexico ...........................................................      24.1
Chile ............................................................       5.2
Argentina ........................................................       2.4
Panama ...........................................................       0.4
Other* ...........................................................      12.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in mutual funds and short-term investments.


2       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

A Letter to Shareholders

Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:

Total Returns as of May 31, 2007                                                        6-month       12-month
==============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                             +10.29%        +22.79%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                            + 8.39         +18.92
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                       +14.08         +26.84
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                     + 0.69         + 6.66
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          + 0.30         + 4.84
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)        + 6.02         +12.64
--------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmark and Lipper category average for the period as it continued to generate positive attribution from its allocations in Brazil and Mexico, combined with successful stock selection in Chile and Argentina.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2007, BlackRock Latin America Fund, Inc.'s Institutional, Investor A, Investor B and Investor C Shares had total returns of +34.87%, +34.75%, +34.23% and +34.24%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outpaced the +32.39% return of its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Latin America Index, and the +32.63% average return of the Lipper Latin American Funds category for the six-month period. (Funds in this Lipper category concentrate their investments in equity securities with primary trading markets or operations in the Latin America region or in a single country within this region.)

The Fund's outperformance of the benchmark is attributed primarily to an overweight position in Brazil and strong stock selection in Chile and Argentina. The Brazilian stock market outpaced the benchmark with a return of approximately 40% over the six-month period and, as such, our overweight exposure proved advantageous. In Chile, we saw particularly strong results from our position in LAN Airlines, and in Argentina, oil services company Tenaris was a top performer.

Despite the overall strong performance of Latin American stocks during the six months under review, there were brief periods of volatility in the region's markets. From November 30, 2006 through late December 2006, markets in Latin America appreciated until briefly pulling back in early January 2007 in response to a correction in commodity prices. The region did well from mid-January to late February before encountering another brief period of volatility from late February to early March, this time caused by a re-pricing of global risk appetite. The market advanced strongly thereafter, with the index returning more than 32% from early March to May month-end.

Overall, the Fund tended to fare better when markets were appreciating, and underperformed during periods of correction. Given our positive views regarding the medium- to long-term prospects for the region, we have not attempted to make defensive changes to the portfolio during periods of heightened volatility.

What changes were made to the portfolio during the period?

During the past six months, Brazil remained our top overweight market, representing 61.9% of the portfolio's net assets at the end of the period. In fact, we increased exposure to Brazil by 2.4% throughout the course of the period. In other notable country-level changes, we reduced the Fund's underweight position in Chile, returned Argentina to an underweight and increased our underweight positions in Mexico and Colombia. We maintained a stable allocation to Panama, our sole non-benchmark country exposure.

In our Brazilian portfolio, we continued to increase exposure to the consumer, adding to our positions in retailers, real estate developers, financials and cable TV. We also increased the Fund's positions in industrials, steel and mining. Meanwhile, we reduced exposure to wireline telecommunications, health care, utilities, ethanol, airlines and oil. We participated in several initial public offerings (IPOs) during the period, most of which were listed in the Novo Mercado, a segment of Sao Paulo's Bovespa market with the most rigorous corporate governance standards, providing the highest level of minority shareholder protection.

In Mexico, we maintained a significant position in America Movil, SA de CV, a pan-regional wireless provider, given the positive momentum for subscriber growth throughout the region. In addition, we added to the media sector, specifically Grupo Televisa, SA. We expect relatively good results from Televisa's core broadcasting business and see potential catalysts as the company continues to expand its cable assets and gaming activities, and potentially re-enters the shareholder group for Univision, the leading U.S. broadcaster focused on the Hispanic market. Univision was recently acquired by private equity investors. We moved back into the airport sector in Mexico, taking advantage of the volatility in late February - early March to return to the segment given strong growth in low-cost carrier airlines in the country. We also increased exposure to Mexican financials, reduced the Fund's position in beverages and infrastructure, and slightly trimmed exposure to homebuilders.

In Chile, the Fund continued to have one of its highest all-time weightings versus the benchmark, but was still underweight nearly 200 basis points (2%). We added to our consumer exposure by purchasing shares of banks, airlines and retailers,


4       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007
which we believe should benefit the Fund as we look to participate in another year of over-5% GDP growth in Chile, where that growth has been fueled by strong copper prices.

In other portfolio activity, we exited the Colombian market based on our concerns about valuation levels. The Fund's exposure to Argentina was reduced after profit-taking in Tenaris, although we maintain a large position in the stock. Tenaris is a global oil services company headquartered in Buenos Aires.

How would you characterize the Fund's position at the close of the period?

We believe the Fund is positioned to continue to benefit not only from the strength in the commodities cycle but increasingly from the recovery in domestic demand throughout Latin America. Macroeconomic stability in the form of low inflation, currencies that are strengthening versus the U.S. dollar and low levels of debt in both the public and private sectors should lead to another year of strong earnings growth for Latin American companies in 2007. We expect the domestic growth theme to become more evident and with it the re-emergence of Latin America's middle class, especially in Brazil and Mexico. We have positioned the Fund to benefit from this growth in consumer demand, credit availability and credit affordability.

In Brazil, the central bank continues with its interest rate easing cycle. We expect interest rates to continue falling during the second half of 2007 and into 2008. If the rate cuts continue over a three-year period as we anticipate, that would bring Brazilian interest rates down to levels more compatible to other economies of the world and, we believe, should provide the stimulus for consumers to continue expanding their spending habits, ultimately leading to sustainable domestic economic growth. We have positioned the Fund in the retail, financials and real estate development sectors, which we believe are best positioned to benefit from a resurgence of the middle class and growth in the domestic economy.

We maintain an underweight position in Mexico given the expectation that an economic slowdown in the United States will spill into Mexico. That being said, there are some themes in Mexico that should be noted. First, America Movil, a Mexican company and pan-regional wireless play, should benefit from strong subscriber growth throughout the region. Another theme centers on homebuilders, which have been one of the few true growth areas in Mexico on a consistent basis. As noted in our previous report to shareholders, we expect growth in home ownership to remain strong throughout President Calderon's term. Also, increased credit availability at more affordable rates is providing a boost to domestic spending, reducing the impact of the U.S. slowdown on the Mexican economy.

Valuations in Chile remain challenging, underpinning our continued underweighting of that market. Within Chile, we ended the period overweight the consumer, specifically retailers, banks and the country's main airline, which we believe should benefit from continued strength in copper prices.

In summary, we believe Latin America continues to offer one of the most attractive investment opportunities in global equities. We see the re-emergence of Brazil's middle class as being a major driver of growth for the next several years. We also believe that the region will continue to benefit from the strength in the commodities cycle, but will increasingly become more of a domestic growth story.

As always, we thank you for your interest in BlackRock Latin America Fund.

William M. Landers, CFA
Portfolio Manager

June 14, 2007


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                     6-Month                12-Month                 10-Year
As of May 31, 2007                                Total Return            Total Return            Total Return
==============================================================================================================
Institutional Shares*                               +34.87%                 +67.66%                  +382.77%
--------------------------------------------------------------------------------------------------------------
Investor A Shares*                                  +34.75                  +67.30                   +371.01
--------------------------------------------------------------------------------------------------------------
Investor B Shares*                                  +34.23                  +66.01                   +341.61
--------------------------------------------------------------------------------------------------------------
Investor C Shares*                                  +34.24                  +66.05                   +335.29
--------------------------------------------------------------------------------------------------------------
MSCI EM Latin America Index**                       +32.39                  +65.03                   +336.71
--------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.


6       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

Performance Data (concluded)

Muni Intermediate Term Fund
BlackRock Latin America Fund, Inc. -- Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the MSCI EM Latin America Index. Values are from November 1997 to November 2007.

                                                                                                                 MSCI EM
             Institutional               Investor A               Investor B           Investor C          Latin America
                  Shares*+                 Shares*+                 Shares*+             Shares*+                Index++
5/31/97            $10,000                  $ 9,475                  $10,000              $10,000                $10,000
5/31/98            $ 8,511                  $ 8,041                  $ 8,424              $ 8,421                $ 8,653
5/31/99            $ 7,499                  $ 7,071                  $ 7,346              $ 7,346                $ 8,239
5/31/00            $ 9,198                  $ 8,650                  $ 8,907              $ 8,911                $ 9,231
5/31/01            $ 9,663                  $ 9,071                  $ 9,270              $ 9,268                $ 9,366
5/31/02            $ 8,915                  $ 8,343                  $ 8,458              $ 8,461                $ 8,567
5/31/03            $ 8,308                  $ 7,756                  $ 7,798              $ 7,800                $ 8,184
5/31/04            $11,334                  $10,554                  $10,531              $10,529                $11,158
5/31/05            $18,260                  $16,964                  $16,786              $16,796                $17,414
5/31/06            $28,794                  $26,676                  $26,397              $26,215                $26,462
5/31/07            $48,277                  $44,628                  $44,161              $43,529                $43,671

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+     The Fund invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 5/31/07                                                +67.66%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                                              +40.19
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                                               +17.05
--------------------------------------------------------------------------------

                                               Return Without       Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 5/31/07                            +67.30%             +58.51%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                          +39.85              +38.35
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                           +16.76              +16.13
--------------------------------------------------------------------------------

                                                  Return              Return
                                               Without CDSC         With CDSC++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 5/31/07                            +66.01%             +61.51%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                          +38.75              +38.65
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                           +16.01              +16.01
--------------------------------------------------------------------------------

                                                  Return              Return
                                               Without CDSC         With CDSC++
================================================================================
Investor C Shares+++
================================================================================
One Year Ended 5/31/07                            +66.05%             +65.05%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                          +38.76              +38.76
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                           +15.85              +15.85
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2006 and held through May 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                            Expenses Paid
                                                                  Beginning             Ending           During the Period*
                                                                Account Value        Account Value        December 1, 2006
                                                              December 1, 2006       May 31, 2007          to May 31, 2007
===========================================================================================================================
Actual
===========================================================================================================================
Institutional                                                      $1,000              $1,348.70               $ 7.50
---------------------------------------------------------------------------------------------------------------------------
Investor A                                                         $1,000              $1,347.50               $ 8.84
---------------------------------------------------------------------------------------------------------------------------
Investor B                                                         $1,000              $1,342.30               $13.37
---------------------------------------------------------------------------------------------------------------------------
Investor C                                                         $1,000              $1,342.40               $13.26
===========================================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================================
Institutional                                                      $1,000              $1,018.52               $ 6.44
---------------------------------------------------------------------------------------------------------------------------
Investor A                                                         $1,000              $1,017.37               $ 7.59
---------------------------------------------------------------------------------------------------------------------------
Investor B                                                         $1,000              $1,013.48               $11.50
---------------------------------------------------------------------------------------------------------------------------
Investor C                                                         $1,000              $1,013.58               $11.40
---------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.28% for Institutional, 1.51% for Investor A, 2.29% for Investor B and 2.27% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

Consolidated Schedule of Investments as of May 31, 2007 (Unaudited)
                                                               (in U.S. dollars)

                                                        Shares
            Industry      Common Stocks                   Held         Value
===============================================================================
Argentina -- 2.7%
            Commercial Banks -- 0.2%
            Banco Macro Bansud SA (a)                   27,000     $    964,440
            -------------------------------------------------------------------
            Metals & Mining -- 2.5%
            Tenaris SA (a)                             255,000       12,660,750
            -------------------------------------------------------------------
            Total Common Stocks in Argentina                         13,625,190
===============================================================================
Brazil -- 61.9%
            Airlines -- 0.7%
            Tam SA (Preference Shares) (a)             106,000        3,601,880
            -------------------------------------------------------------------
            Apparel, Accessories & Luxury
            Goods -- 0.0%
            Empresa Nacional de Comercio
              Redito e Participacoes SA
              (Preference Shares) (c)               12,284,085           63,307
            -------------------------------------------------------------------
            Banks -- 11.6%
            Banco Bradesco SA (a)(f)                 1,570,000       39,862,300
            Banco Itau Holding Financeira SA (a)(f)    209,000        9,214,810
            Uniao de Bancos Brasileiros SA (a)          89,000        9,995,590
                                                                   ------------
                                                                     59,072,700
            -------------------------------------------------------------------
            Beverages -- 4.0%
            Cia de Bebidas das Americas (a)             26,000        1,736,800
            Cia de Bebidas das Americas
              (Preference Shares) (a)(f)               277,000       18,780,600
                                                                   ------------
                                                                     20,517,400
            -------------------------------------------------------------------
            Building Products -- 0.5%
            Duratex SA (Preference Shares)              90,000        2,566,944
            -------------------------------------------------------------------
            Car Rental -- 0.2%
            Localiza Rent A Car SA                      77,000          872,613
            -------------------------------------------------------------------
            Commercial Banks -- 0.5%
            Banco Sofisa SA (c)                        350,100        2,562,419
            -------------------------------------------------------------------
            Cosmetics & Toiletries -- 0.7%
            Natura Cosmeticos SA                       246,000        3,399,948
            -------------------------------------------------------------------
            Electric Utilities -- 2.1%
            Cia Energetica de Minas Gerais (a)          70,000        2,760,100
            Cia Energetica de Sao Paulo
              (Preference Shares) (c)              211,000,000        3,740,005
            EDP -- Energias do Brasil SA                73,000        1,296,976
            Equatorial Energia SA                      119,000        1,210,442
            Terna Participacoes SA                     125,000        1,763,404
                                                                   ------------
                                                                     10,770,927
            -------------------------------------------------------------------
            Food Products -- 1.0%
            JBS SA (c)                                 750,000        3,170,224
            M Dias Branco SA                           138,000        2,155,128
                                                                   ------------
                                                                      5,325,352
            -------------------------------------------------------------------
            Health Care Providers &
            Services -- 0.3%
            Odontoprev SA                               63,000        1,705,362
            -------------------------------------------------------------------
            Industrial Materials -- 0.3%
            Marcopolo SA                               500,000        1,639,771
            -------------------------------------------------------------------
            Insurance -- 1.0%
            Porto Seguro SA                            125,000        4,867,257
            -------------------------------------------------------------------
            Machinery -- 1.1%
            Metalfrio Solutions SA (c)                 252,000        3,312,337
            Weg SA (Preference Shares)                 278,000        2,358,876
                                                                   ------------
                                                                      5,671,213
            -------------------------------------------------------------------
            Media -- 1.0%
            NET Servicos de Comunicacao SA
              (Preference Shares) (c)                  164,178        2,752,823
            Vivax SA (c)                                81,000        2,310,672
                                                                   ------------
                                                                      5,063,495
            -------------------------------------------------------------------
            Metals & Mining -- 18.2%
            Cia Siderurgica Nacional SA (a)             52,000        2,769,000
            Companhia Vale do Rio Doce
              (Preference 'A' Shares) (a)            1,670,000       64,094,600
            Lupatech SA                                128,000        2,647,954
            Usinas Siderurgicas de Minas
              Gerais SA (Preference 'A' Shares)        412,000       23,162,936
                                                                   ------------
                                                                     92,674,490
            -------------------------------------------------------------------
            Multiline Retail -- 1.6%
            Lojas Americanas SA
              (Preference Shares)                   45,300,000        3,348,568
            Lojas Renner SA                            271,000        4,519,958
                                                                   ------------
                                                                      7,868,526
            -------------------------------------------------------------------
            Oil & Gas -- 8.0%
            Petroleo Brasileiro SA (a)(f)              426,000       40,844,880
            -------------------------------------------------------------------
            Paper -- 1.0%
            Suzano Bahia Sul Papel e Celulose SA       174,000        2,101,406
            Votorantim Celulose e Papel SA             145,000        3,136,350
                                                                   ------------
                                                                      5,237,756
            -------------------------------------------------------------------
            Pharmaceuticals -- 0.3%
            Profarma Distribuidora de Produtos
              Farmaceuticos SA (c)                     102,000        1,565,310
            -------------------------------------------------------------------
            Public Thoroughfares -- 0.9%
            Cia de Concessoes Rodoviarias              200,000        3,363,873
            Obrascon Huarte Lain Brasil SA              57,000        1,062,259
                                                                   ------------
                                                                      4,426,132
            -------------------------------------------------------------------
            Real Estate -- 3.6%
            Agra Empreendimentos
              Imobiliarios SA (c)                      523,000        3,169,037
            Cyrela Brazil Realty SA                    575,000        7,462,129
            Gafisa SA                                  175,000        2,942,478
            LPS Brasil Consultoria de
              Imoveis SA (c)                           110,000        1,322,749
            PDG Realty SA Empreendimentos e
              Participacoes                            181,000        1,875,013
            Rodobens Negocios Imobiliarios SA          130,000        1,566,632
                                                                   ------------
                                                                     18,338,038
            -------------------------------------------------------------------
            Software -- 0.9%
            Datasul                                    200,000        2,290,474
            Totvs SA                                    71,000        2,439,355
                                                                   ------------
                                                                      4,729,829
            -------------------------------------------------------------------
            Transportation -- 1.6%
            All America Latina Logistica SA            636,000        8,144,508
            -------------------------------------------------------------------


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       9

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

                                                        Shares
            Industry      Common Stocks                   Held         Value
===============================================================================
Brazil (concluded)
            Water -- 0.4%
            Companhia de Saneamento de
              Minas Gerais                             123,000     $  1,936,882
            -------------------------------------------------------------------
            Wireline Telecommunications --
            0.4%
            GVT Holding SA (c)                         146,000        2,122,738
            -------------------------------------------------------------------
            Total Common Stocks in Brazil                           315,589,677
===============================================================================
Chile -- 5.8%
            Airlines -- 1.1%
            Lan Airlines SA (a)(f)                      70,000        5,629,400
            -------------------------------------------------------------------
            Commercial Banks -- 0.9%
            Banco Santander Chile SA (a)                92,000        4,517,198
            -------------------------------------------------------------------
            Electric Utilities -- 1.2%
            Empresa Nacional de
              Electricidad SA (a)                       77,000        3,588,200
            Enersis SA (a)                             124,000        2,279,120
                                                                   ------------
                                                                      5,867,320
            -------------------------------------------------------------------
            Food & Staples Retailing -- 1.4%
            Centros Comerciales
              Sudamericanos SA                       1,423,000        5,739,650
            Ripley Corp. SA                            904,000        1,308,874
                                                                   ------------
                                                                      7,048,524
            -------------------------------------------------------------------
            Paper -- 0.3%
            Masisa SA (Preference Shares) (a)          120,000        1,622,400
            -------------------------------------------------------------------
            Specialty Retail -- 0.5%
            La Polar SA                                465,000        2,662,957
            -------------------------------------------------------------------
            Water -- 0.4%
            Inversiones Aguas
              Metropolitanas SA (a)                     80,000        2,040,576
            -------------------------------------------------------------------
            Total Common Stocks in Chile                             29,388,375
===============================================================================
Mexico -- 26.9%
            Airports -- 0.5%
            Grupo Aeroportuario del Pacifico,
              SA de CV (a)                              48,000        2,358,720
            -------------------------------------------------------------------
            Banks -- 1.0%
            Grupo Financiero Banorte,
              SA de CV 'O'                           1,130,000        5,260,953
            -------------------------------------------------------------------
            Beverages -- 0.9%
            Fomento Economico Mexicano,
              SA de CV (a)                             120,000        4,780,800
            -------------------------------------------------------------------
            Broadcasting & Cable TV -- 3.6%
            Grupo Televisa, SA (a)                     643,000       18,505,540
            -------------------------------------------------------------------
            Building -- Home Builders --
            3.1%
            Corporacion GEO, SA de CV
              Series B (c)                           1,250,000        7,110,433
            Desarrolladora Homex,
              SA de CV (a)(c)(f)                       140,000        8,402,800
                                                                   ------------
                                                                     15,513,233
            -------------------------------------------------------------------
            Construction & Engineering --
            0.4%
            Empresas ICA Sociedad Controladora,
              SA de CV (c)                             434,000        1,939,755
            -------------------------------------------------------------------
            Construction Materials -- 3.1%
            Cemex, SA de CV (a)(c)(f)                  410,000       15,940,800
            -------------------------------------------------------------------
            Diversified Financial
            Services -- 0.6%
            Banco Compartamos, SA de CV (c)            524,000        2,854,323
            -------------------------------------------------------------------
            Food & Staples Retailing -- 0.5%
            Alsea SA                                 1,476,000        2,556,320
            -------------------------------------------------------------------
            Household Products -- 0.2%
            Kimberly-Clark de Mexico, SA de CV         286,000        1,215,157
            -------------------------------------------------------------------
            Multiline Retail -- 2.3%
            Controladora Comercial Mexicana,
              SA de CV                                 522,000        1,409,563
            Wal-Mart de Mexico, SA de CV             2,789,876       10,507,983
                                                                   ------------
                                                                     11,917,546
            -------------------------------------------------------------------
            Specialty Retail -- 0.4%
            Grupo Famsa, SAB de C.V. (c)               310,000        1,876,251
            -------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 10.3%
            America Movil, SA de CV (a)                870,000       52,678,500
            -------------------------------------------------------------------
            Total Common Stocks in Mexico                           137,397,898
===============================================================================
Panama -- 0.5%
            Airlines -- 0.5%
            Copa Holdings SA Class A                    41,000        2,594,890
            -------------------------------------------------------------------
            Total Common Stocks in Panama                             2,594,890
            -------------------------------------------------------------------
            Total Common Stocks
            (Cost -- $333,648,132) -- 97.8%                         498,596,030
            -------------------------------------------------------------------

===============================================================================
                           Mutual Funds
===============================================================================
United Kingdom -- 0.8%
            Merrill Lynch Latin American
              Investment Trust Plc (b)                 430,000        3,989,050
            -------------------------------------------------------------------
            Total Mutual Funds
            (Cost -- $2,828,576) -- 0.8%                              3,989,050
            -------------------------------------------------------------------

===============================================================================
                           Rights
===============================================================================
Chile -- 0.0%
            Airlines -- 0.0%
            Lan Airlines SA (e)                          4,145                0
            -------------------------------------------------------------------
            Total Rights (Cost -- $0) -- 0.0%                                 0
===============================================================================

===============================================================================

                           Short-Term               Beneficial
                           Securities                 Interest
===============================================================================
            BlackRock Liquidity Series, LLC Cash
              Sweep Series, 5.26% (b)(d)           $12,552,181       12,552,181
            BlackRock Liquidity Series, LLC Money
              Market Series, 5.33% (b)(d)(g)        55,359,700       55,359,700
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $67,911,881) -- 13.3%                           67,911,881
===============================================================================
            Total Investments
            (Cost -- $404,388,589*) -- 111.9%                       570,496,961
            Liabilities in Excess of Other
            Assets -- (11.9%)                                       (60,519,392)
                                                                   ------------
            Net Assets -- 100.0%                                   $509,977,569
                                                                   ============


10       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

Consolidated Schedule of Investments (concluded)               (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 404,722,818
                                                                  =============
      Gross unrealized appreciation ..........................    $ 165,976,604
      Gross unrealized depreciation ..........................         (202,461)
                                                                  -------------
      Net unrealized appreciation ............................    $ 165,774,143
                                                                  =============

(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------------
                                                                                 Interest/
                                   Purchase          Sale         Realized       Dividend
Affiliate                            Cost            Cost           Gain          Income
------------------------------------------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series         $ 9,907,944*              --             --    $   104,676
BlackRock Liquidity Series,
  LLC Money Market Series                --      $12,178,450**           --    $    32,293
Merrill Lynch Latin American
  Investment Trust Plc                   --      $ 1,131,795    $   251,051    $    27,950
------------------------------------------------------------------------------------------

*     Represents net purchase cost.
**    Represents net sale cost.
(c)   Non-income producing security.
(d)   Represents the current yield as of May 31, 2007.
(e)   The rights may be exercised until June 11, 2007.
(f)   Security, or a portion of security, is on loan.
(g)   Security was purchased with cash proceeds from securities loans.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Consolidated Financial Statements.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       11

Consolidated Statement of Assets and Liabilities

As of May 31, 2007 (Unaudited)
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities loaned of $53,888,605)
              (identified cost -- $333,648,132) .................................................                      $ 498,596,030
            Investments in affiliated securities, at value (identified cost -- $70,740,457) .....                         71,900,931
            Foreign cash (cost -- $688,424) .....................................................                            693,627
            Receivables:
                Capital shares sold .............................................................    $   5,797,415
                Securities sold .................................................................        1,626,437
                Dividends .......................................................................          969,182
                Securities lending ..............................................................           10,858         8,403,892
                                                                                                     -------------
            Prepaid expenses and other assets ...................................................                            104,869
                                                                                                                       -------------
            Total assets ........................................................................                        579,699,349
                                                                                                                       -------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ...........................................                         55,359,700
            Bank overdraft ......................................................................                            183,909
            Payables:
                Securities purchased ............................................................       12,646,424
                Capital shares redeemed .........................................................          724,036
                Investment adviser ..............................................................          395,380
                Distributor .....................................................................          149,834
                Other affiliates ................................................................           73,988        13,989,662
                                                                                                     -------------
            Accrued expenses and other liabilities ..............................................                            188,509
                                                                                                                       -------------
            Total liabilities ...................................................................                         69,721,780
                                                                                                                       -------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Net Assets ..........................................................................                      $ 509,977,569
                                                                                                                       =============
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                      $     143,573
            Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                            440,275
            Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                             33,535
            Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                            154,238
            Paid-in capital in excess of par ....................................................                        256,056,273
            Undistributed investment income -- net ..............................................    $      23,274
            Undistributed realized capital gains -- net .........................................       86,973,990
            Unrealized appreciation -- net ......................................................      166,152,411
                                                                                                     -------------
            Total accumulated earnings -- net ...................................................                        253,149,675
                                                                                                                       -------------
            Net assets ..........................................................................                      $ 509,977,569
                                                                                                                       =============
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $96,782,075 and 1,435,734 shares outstanding                       $       67.41
                                                                                                                       =============
            Investor A -- Based on net assets of $294,191,669 and 4,402,747 shares outstanding ..                      $       66.82
                                                                                                                       =============
            Investor B -- Based on net assets of $21,515,712 and 335,351 shares outstanding .....                      $       64.16
                                                                                                                       =============
            Investor C -- Based on net assets of $97,488,113 and 1,542,377 shares outstanding ...                      $       63.21
                                                                                                                       =============

      See Notes to Consolidated Financial Statements.


12       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

Consolidated Statement of Operations

For the Six Months Ended May 31, 2007 (Unaudited)
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $461,392 foreign withholding tax and including $27,950 from affiliates)                  $   4,749,106
            Interest from affiliates ............................................................                            104,676
            Securities lending -- net ...........................................................                             32,293
                                                                                                                       -------------
            Total income ........................................................................                          4,886,075
                                                                                                                       -------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................    $   2,266,240
            Service and distribution fees -- Investor C .........................................          337,423
            Service fees -- Investor A ..........................................................          283,635
            Custodian fees ......................................................................          188,228
            Accounting services .................................................................           99,927
            Service and distribution fees -- Investor B .........................................           82,228
            Transfer agent fees -- Investor A ...................................................           70,949
            Printing and shareholder reports ....................................................           50,493
            Transfer agent fees -- Institutional ................................................           46,784
            Professional fees ...................................................................           44,548
            Registration fees ...................................................................           34,120
            Transfer agent fees -- Investor C ...................................................           27,321
            Directors' fees and expenses ........................................................           22,836
            Transfer agent fees -- Investor B ...................................................            7,681
            Pricing fees ........................................................................            2,433
            Other ...............................................................................           18,014
                                                                                                     -------------
            Total expenses ......................................................................                          3,582,860
                                                                                                                       -------------
            Investment income -- net ............................................................                          1,303,215
                                                                                                                       -------------
====================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments -- net (including $251,051 from affiliates and
                 $116,284 increase from payment by affiliate in order to resolve
                 a regulatory compliance issue relating to an investment) .......................      111,674,822
               Foreign currency transactions -- net .............................................         (665,444)      111,009,378
                                                                                                     -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ..............................................................       17,766,521
                Foreign currency transactions -- net ............................................           44,483        17,811,004
                                                                                                     -------------------------------
            Total realized and unrealized gain -- net ...........................................                        128,820,382
                                                                                                                       -------------
            Net Increase in Net Assets Resulting from Operations ................................                      $ 130,123,597
                                                                                                                       =============

      See Notes to Consolidated Financial Statements.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       13

Consolidated Statements of Changes in Net Assets

                                                                                                    For the Six
                                                                                                    Months Ended         For the
                                                                                                       May 31,         Year Ended
                                                                                                        2007           November 30,
Increase (Decrease) in Net Assets:                                                                   (Unaudited)          2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $   1,303,215     $   4,906,676
            Realized gain -- net ...............................................................      111,009,378        79,602,098
            Change in unrealized appreciation/depreciation -- net ..............................       17,811,004        31,467,833
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................      130,123,597       115,976,607
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ..................................................................       (2,731,394)       (2,173,490)
                Investor A .....................................................................       (2,328,020)       (1,938,797)
                Investor B .....................................................................          (59,260)          (76,298)
                Investor C .....................................................................         (351,727)         (315,049)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ................       (5,470,401)       (4,503,634)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from capital share transactions ......      (61,503,964)       23,702,211
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fee .....................................................................           36,145            61,123
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .......................................................       63,185,377       135,236,307
            Beginning of period ................................................................      446,792,192       311,555,885
                                                                                                    -------------------------------
            End of period* .....................................................................    $ 509,977,569     $ 446,792,192
                                                                                                    ===============================
                * Undistributed investment income -- net .......................................    $      23,274     $   4,190,460
                                                                                                    ===============================

      See Notes to Consolidated Financial Statements.


14       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

Consolidated Financial Highlights

                                                                                       Institutional
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended
The following per share data and ratios                   May 31,                     For the Year Ended November 30,
have been derived from information                         2007        -----------------------------------------------------------
provided in the financial statements.                   (Unaudited)      2006         2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ....... $  50.67      $  37.27     $  22.64     $  15.83     $  10.23    $  11.66
                                                         -------------------------------------------------------------------------
            Investment income -- net** .................      .15           .65          .57          .33          .22         .19
            Realized and unrealized gain (loss) -- net .    17.31         13.32        14.42         6.79         5.44       (1.59)
                                                         -------------------------------------------------------------------------
            Total from investment operations ...........    17.46         13.97        14.99         7.12         5.66       (1.40)
                                                         -------------------------------------------------------------------------
            Less dividends from investment income -- net     (.72)         (.58)        (.41)        (.31)        (.06)       (.03)
                                                         -------------------------------------------------------------------------
            Redemption fee .............................       --+          .01          .05           --+          --          --
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............. $  67.41      $  50.67     $  37.27     $  22.64     $  15.83    $  10.23
                                                         =========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........    34.87%@++     38.12%       67.55%       45.73%       55.61%     (12.04%)
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................     1.28%*        1.31%        1.43%        1.60%        1.81%       1.85%
                                                         =========================================================================
            Investment income -- net ...................      .58%*        1.49%        1.98%        1.81%        1.78%       1.63%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ... $ 96,782      $191,085     $135,279     $ 47,921     $ 27,811    $ 17,018
                                                         =========================================================================
            Portfolio turnover .........................    50.56%        48.33%       47.35%       56.80%       57.86%      45.85%
                                                         =========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++ In 2007, +.04% of the Fund's total investment return for Institutional Shares consisted of a payment by BlackRock Advisors, LLC in order to resolve a regulatory compliance issue relating to an investment.
@     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       15

                                                                                        Investor A
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended
The following per share data and ratios                   May 31,                     For the Year Ended November 30,
have been derived from information                         2007        -----------------------------------------------------------
provided in the financial statements.                   (Unaudited)      2006         2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------

            Net asset value, beginning of period ....... $  50.17      $  36.93     $  22.45     $  15.71     $  10.15    $  11.56
                                                         -------------------------------------------------------------------------
            Investment income -- net** .................      .22           .53          .51          .29          .19         .16
            Realized and unrealized gain (loss) -- net .    17.04         13.21        14.29         6.72         5.40       (1.57)
                                                         -------------------------------------------------------------------------
            Total from investment operations ...........    17.26         13.74        14.80         7.01         5.59       (1.41)
                                                         -------------------------------------------------------------------------
            Less dividends from investment income -- net     (.61)         (.51)        (.37)        (.27)        (.03)         --
                                                         -------------------------------------------------------------------------
            Redemption fee .............................       --+          .01          .05           --+          --          --
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............. $  66.82      $  50.17     $  36.93     $  22.45     $  15.71    $  10.15
                                                         =========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........    34.75%@++     37.77%       67.10%       45.35%       55.23%     (12.20%)
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................     1.51%*        1.57%        1.68%        1.85%        2.07%       2.10%
                                                         =========================================================================
            Investment income -- net ...................      .77%*        1.23%        1.81%        1.60%        1.52%       1.37%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ... $294,192      $191,187     $139,062     $ 81,969     $ 62,145    $ 42,062
                                                         =========================================================================
            Portfolio turnover .........................    50.56%        48.33%       47.35%       56.80%       57.86%      45.85%
                                                         =========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++ In 2007, +.04% of the Fund's total investment return for Investor A Shares consisted of a payment by BlackRock Advisors, LLC in order to resolve a regulatory compliance issue relating to an investment.
@     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


16       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

                                                                                        Investor B
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended
The following per share data and ratios                   May 31,                     For the Year Ended November 30,
have been derived from information                         2007        -----------------------------------------------------------
provided in the financial statements.                   (Unaudited)      2006         2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ....... $  48.00      $  35.33     $  21.45     $  15.01     $   9.75    $  11.20
                                                         -------------------------------------------------------------------------
            Investment income (loss) -- net** ..........       --++         .20          .29          .15          .08         .07
            Realized and unrealized gain (loss) -- net .    16.37         12.68        13.70         6.43         5.18       (1.52)
                                                         -------------------------------------------------------------------------
            Total from investment operations ...........    16.37         12.88        13.99         6.58         5.26       (1.45)
                                                         -------------------------------------------------------------------------
            Less dividends from investment income -- net     (.21)         (.22)        (.16)        (.14)          --          --
                                                         -------------------------------------------------------------------------
            Redemption fee .............................       --+          .01          .05           --+          --          --
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............. $  64.16      $  48.00     $  35.33     $  21.45     $  15.01    $   9.75
                                                         =========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........    34.23%@+++    36.72%       65.91%       44.16%       53.95%     (12.95%)
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................     2.29%*        2.34%        2.46%        2.64%        2.89%       2.91%
                                                         =========================================================================
            Investment income (loss) -- net ............     (.02)%*        .48%        1.10%         .86%         .75%        .62%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ... $ 21,516      $ 13,911     $ 12,144     $ 11,497     $ 15,129    $ 18,259
                                                         =========================================================================
            Portfolio turnover .........................    50.56%        48.33%       47.35%       56.80%       57.86%      45.85%
                                                         =========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++    Amount is less than ($.01) per share
+++ In 2007, +.04% of the Fund's total investment return for Investor B Shares consisted of a payment by BlackRock Advisors, LLC in order to resolve a regulatory compliance issue relating to an investment.
@     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       17

Consolidated Financial Highlights (concluded)

                                                                                        Investor C
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended
The following per share data and ratios                   May 31,                     For the Year Ended November 30,
have been derived from information                         2007        -----------------------------------------------------------
provided in the financial statements.                   (Unaudited)      2006         2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ....... $  47.40      $  35.07     $  21.38     $  15.00     $   9.74    $  11.19
                                                         -------------------------------------------------------------------------
            Investment income -- net** .................      .01           .17          .25          .14          .08         .07
            Realized and unrealized gain (loss) -- net .    16.12         12.56        13.64         6.41         5.18       (1.52)
                                                         -------------------------------------------------------------------------
            Total from investment operations ...........    16.13         12.73        13.89         6.55         5.26       (1.45)
                                                         -------------------------------------------------------------------------
            Less dividends from investment income -- net     (.33)         (.41)        (.25)        (.17)          --          --
                                                         -------------------------------------------------------------------------
            Redemption fee .............................      .01           .01          .05           --+          --          --
                                                         -------------------------------------------------------------------------
            Net asset value, end of period ............. $  63.21      $  47.40     $  35.07     $  21.38     $  15.00    $   9.74
                                                         =========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........    34.24%@++     36.75%       65.90%       44.15%       54.00%     (12.96%)
                                                         =========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................     2.27%*        2.34%        2.45%        2.63%        2.88%       2.91%
                                                         =========================================================================
            Investment income -- net ...................      .04%*         .42%         .94%         .80%         .71%        .59%
                                                         =========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ... $ 97,488      $ 50,609     $ 25,071     $  6,655     $  4,074    $  3,084
                                                         =========================================================================
            Portfolio turnover .........................    50.56%        48.33%       47.35%       56.80%       57.86%      45.85%
                                                         =========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++ In 2007, +.04% of the Fund's total investment return for Investor C Shares consisted of a payment by BlackRock Advisors, LLC in order to resolve a regulatory compliance issue relating to an investment.
@     Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


18       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

Notes to Consolidated Financial Statements

1. Significant Accounting Policies:

BlackRock Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       19
pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar- denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


20       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(j) Bank overdraft -- The Fund recorded a bank overdraft resulting from a timing difference of security transaction settlements.

(k) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       21

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                                    Distribution
                                                     Service Fee        Fee
--------------------------------------------------------------------------------
Investor A .......................................       .25%            --
Investor B .......................................       .25%           .75%
Investor C .......................................       .25%           .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder servicing and distribution-related services to Investor B and Investor C Shareholders.

For the six months ended May 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                  FAMD       MLPF&S        BDI
--------------------------------------------------------------------------------
Investor A .................................    $ 12,181    $171,416    $ 17,562
--------------------------------------------------------------------------------

For the six months ended May 31, 2007, MLPF&S received contingent deferred sales charges of $4,484 and $14,802 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $41 relating to transactions subject to front-end sales charge waivers in Investor A Shares. In addition, BDI received contingent deferred sales charges of $903 and $125 relating to transactions in Investor B and Investor C Shares, respectively.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended May 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Consolidated Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ...................................................    $  703
Investor A ......................................................    $5,353
Investor B ......................................................    $  612
Investor C ......................................................    $1,440
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended May 31, 2007, BIM received $14,240 in securities lending agent fees.

The Manager reimbursed the Fund $116,284 in order to resolve a regulatory compliance issue relating to an investment.

In addition, MLPF&S received $86,582 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund reimbursed the Manager $4,467 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


22       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2007 were $223,925,990 and $295,995,396, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was ($61,503,964) and $23,702,211 for the six months ended May 31, 2007 and the year ended November 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six                                      Dollar
Months Ended May 31, 2007                             Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          725,787     $  40,987,482
Shares issued to shareholders in
  reinvestment of dividends ................           49,381         2,575,234
                                                   ----------------------------
Total issued ...............................          775,168        43,562,716
Shares redeemed ............................       (3,110,659)     (169,646,168)
                                                   ----------------------------
Net decrease ...............................       (2,335,491)    $(126,083,452)
                                                   ============================
-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended November 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        2,731,034     $ 118,157,152
Shares issued to shareholders in
  reinvestment of dividends ................           56,724         2,065,916
                                                   ----------------------------
Total issued ...............................        2,787,758       120,223,068
Shares redeemed ............................       (2,646,317)     (111,757,237)
                                                   ----------------------------
Net increase ...............................          141,441     $   8,465,831
                                                   ============================
-------------------------------------------------------------------------------
Investor A Shares for the Six                                         Dollar
Months Ended May 31, 2007                             Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        1,022,337     $  59,535,233
Shares issued to shareholders in
  reinvestment of dividends ................           37,370         1,933,536
                                                   ----------------------------
Total issued ...............................        1,059,707        61,468,769
Shares redeemed ............................         (467,661)      (25,874,721)
                                                   ----------------------------
Net increase ...............................          592,046     $  35,594,048
                                                   ============================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended November 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        1,196,710     $  50,898,034
Automatic conversion of shares .............           63,583         2,644,612
Shares issued to shareholders in
  reinvestment of dividends ................           44,238         1,600,540
                                                   ----------------------------
Total issued ...............................        1,304,531        55,143,186
Shares redeemed ............................       (1,259,090)      (52,899,678)
                                                   ----------------------------
Net increase ...............................           45,441     $   2,243,508
                                                   ============================
-------------------------------------------------------------------------------
Investor B Shares for the Six                                         Dollar
Months Ended May 31, 2007                             Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          112,876     $   6,220,689
Shares issued to shareholders in
  reinvestment of dividends ................            1,015            50,584
                                                   ----------------------------
Total issued ...............................          113,891         6,271,273
Shares redeemed ............................          (68,367)       (3,607,862)
                                                   ----------------------------
Net increase ...............................           45,524     $   2,663,411
                                                   ============================
-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended November 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          199,572     $   8,247,622
Shares issued to shareholders in
  reinvestment of dividends ................            1,877            66,196
                                                   ----------------------------
Total issued ...............................          201,449         8,313,818
                                                   ----------------------------
Automatic conversion of shares .............          (66,225)       (2,644,612)
Shares redeemed ............................         (189,174)       (7,699,053)
                                                   ----------------------------
Total redeemed .............................         (255,399)      (10,343,665)
                                                   ----------------------------
Net decrease ...............................          (53,950)    $  (2,029,847)
                                                   ============================
-------------------------------------------------------------------------------
Investor C Shares for the Six                                         Dollar
Months Ended May 31, 2007                             Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          665,104     $  36,493,878
Shares issued to shareholders in
  reinvestment of dividends ................            6,346           311,628
                                                   ----------------------------
Total issued ...............................          671,450        36,805,506
Shares redeemed ............................         (196,857)      (10,483,477)
                                                   ----------------------------
Net increase ...............................          474,593     $  26,322,029
                                                   ============================
-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended November 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          823,696     $  33,675,697
Shares issued to shareholders in
reinvestment of dividends ..................            7,792           269,785
                                                   ----------------------------
Total issued ...............................          831,488        33,945,482
Shares redeemed ............................         (478,645)      (18,922,763)
                                                   ----------------------------
Net increase ...............................          352,843     $  15,022,719
                                                   ============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       23

Notes to Consolidated Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms.The Fund pays a commitment fee of ..06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended May 31, 2007.

6. Commitments:

At May 31, 2007, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,045,000 and $48,000, respectively.

7. Capital Loss Carryforward:

On November 30, 2006, the Fund had a net capital loss carryforward of $24,001,844, of which $13,033,086 expires in 2010 and $10,968,758 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

Officers and Directors

Robert C. Doll, Jr., Fund President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


24       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery
2) Select eDelivery under the More Information section
3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       25

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


26       BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


           BLACKROCK LATIN AMERICA FUND, INC.              MAY 31, 2007       27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

BlackRock Latin America Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                     #16140-5/07

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Latin America Fund, Inc.

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Latin America Fund, Inc.

Date: July 24, 2007


By: /s/ Donald C. Burke
    --------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Latin America Fund, Inc.

Date: July 24, 2007